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                                                                   EXHIBIT 10.55
NORTH CAROLINA
                        SETTLEMENT AGREEMENT AND RELEASE
                        --------------------------------
WAKE COUNTY

     This Settlement Agreement and Release (the "Agreement") is made and entered into this 20th day of December 2000 by and between Incara Pharmaceuticals Corporation, a Delaware corporation ("Incara"), and Knoll AG, a German corporation ("Knoll").

                                  WITNESSETH
                                  ----------

     WHEREAS, a dispute has arisen between the parties; and

     WHEREAS, the parties have now resolved their disputes and differences, and wish to settle and release any and all claims against each other.

     NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1.  Payment by Incara.  Incara shall pay Knoll by wire transfer the total
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amount of one hundred fifty thousand deutsche marks (DM150,000) owed to Incara by Knoll, within five (5) business days after this Agreement has been executed by both parties.

     2.  Transfer of Stock, Warranty.  Incara shall deliver to Knoll a
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certificate representing one hundred seventy-five thousand (175,000) shares of common stock, $.001 par value per share, of Incara (the "Securities") within five (5) business days after this Agreement has been executed by both parties. Incara warrants that the shares are fully paid in, unencumbered and (following registration) transferable without restriction.

     3.  Release by Knoll.  For and in consideration of the payment set forth in
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Section 1 and transfer of stock set forth in Section 2, the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Knoll does hereby irrevocably and unconditionally release, remise, acquit and forever discharge Incara, CPEC LLC, CPEC, Inc. and their officers, directors, employees, attorneys, agents, successors and assigns of and from any and all claims, demands, actions, causes of action, suits, damages, liabilities, loss or expense of any nature whatsoever, without regard to whether such is contingent or absolute, known or unknown, now existing or which may subsequently accrue to Knoll in the future arising out of or on account of any acts, omissions or other circumstances arising out of that Development, Manufacturing, Marketing and License Agreement among Intercardia, Inc., CPEC, Inc. and Knoll AG effective as of December 19, 1996. This Release, however, in no way waives any claims arising from Incara's breach of this Agreement itself.

     4.  Voluntary Consent.  All parties further represent and acknowledge that
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in executing this Agreement:

         a. They have been afforded full opportunity to discuss all aspects of this Agreement with their legal counsel;

         b. They have carefully read and fully understand all of the provisions of this Agreement; and

         c.   They have voluntarily and knowingly signed this Agreement.

     5.  No Admissions.  This Agreement, including the release of claims herein,
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constitutes a compromise of disputed claims, and nothing contained in this
Agreement shall be construed as an admission of liability on the part of any party, by whom all liability is expressly denied.
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     6.  Understanding of the Parties.  Knoll acknowledges that the shares of
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Common Stock have not been registered at the time of issuance.  Incara agrees to register the shares in accordance with the rules and regulations promulgated by the Securities Exchange Commission. Incara acknowledges that this settlement will be binding and effective only when the shares are registered. Knoll will take no action with respect to this matter while Incara is in the process of registering the shares.

     7.  Costs and Expenses.  Except as provided in Section 7, all costs and
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expenses, including attorneys' fees, incurred in connection with the dispute and/or this Agreement shall be paid by the party hereto incurring such costs and expenses.

     8.  No Modifications.  No amendment or modification of this Agreement is
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valid unless executed in writing with the same formality as this present
Agreement and by the same parties.

     9.  Binding Effect.  This Agreement shall be binding upon and inure to the
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benefit of the agents, predecessors, successors, and assigns of the parties.

     10. Governing Law.  This Agreement shall be construed and enforced in
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accordance with the laws of the State of North Carolina.

     11. Entire Agreement.  The terms of this Agreement are contractual and not
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mere recitals.  This document sets forth the entire agreement between the parties hereto, fully supercedes any and all prior agreements or understanding between the parties hereto pertaining to the subject matter hereof, and there are no representations, warranties, covenants, promises or undertakings, oral or otherwise, that are not expressly set forth or expressly incorporated herein by reference.

                     [The next page is the signature page]
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     IN WITNESS WHEREOF, the parties, intending to be legally bound hereby, have signed and sealed this Settlement Agreement and Release.


                    INCARA PHARMACEUTICALS CORPORATION


                    By:  ___________________________(SEAL)

                    Title:  ________________________

                    Date:  _________________________


ATTEST:


_______________________

_________ Secretary

[Corporate Seal]


                    BASF PHARMA/KNOLL AG


                    By:  ___________________________(SEAL)

                    Title:  ________________________

                    Date:  _________________________